Guarantees Granted to Subsidiaries	12 Months Ended
Dec. 31, 2019
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Guarantees Granted to Subsidiaries
34. GUARANTEES GRANTED TO SUBSIDIARIES
Ferrosur Roca S.A. took a borrowing for USD 10,000,000 with HSBC Bank maturing in August 2020 at a fixed 9.11% interest rate with quarterly interest payments. Loma Negra C.I.A.S.A. granted security and surety in favor of HSBC Bank for up to the amount of the borrowing plus interest. As of December 31, 2019, Ferrosur Roca S.A. owes 607,060 under that loan.
In addition, Loma Negra C.I.A.S.A. granted security for the bank overdrafts of Ferrosur Roca S.A., as part of the usual course of its activity. As of December 31, 2019, the outstanding balances of such bank overdrafts amounted to 1,788,025.